Investor Presentation March 29, 2022 Acquisition of Apollo Bancshares, Inc. 20 22

This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Apollo Bancshares, Inc., as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; the adverse effects of COVID-19 (economic and otherwise) on the Company and its customers, counterparties, employees, and third- party service providers, and the adverse impacts to our business, financial position, results of operations and prospects; government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; participation in the Paycheck Protection Program (“PPP”); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors, including as a result of the financial impact of COVID-19; changes in retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; changes in the prices, values and sales volumes for residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company's concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions, and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company's ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company's business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that are critical to the Company's business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the PPP; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company's operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks relating to the proposed Apollo Bancshares, Inc. merger include, without limitation, failure to obtain the approval of shareholders of Apollo Bancshares, Inc. and Apollo Bank in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to the closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Seacoast and Apollo Bancshares, Inc., including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov. 2 Cautionary Notice Regarding Forward-Looking Statements ACQUISITION OF APOLLO BANCSHARES, INC.

Important Information For Investors And Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast Banking Corporation of Florida ("Seacoast") will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 for the transaction containing a proxy statement of Apollo Bancshares, Inc. (“Apollo”) and a prospectus of Seacoast, and Seacoast will file other documents with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Apollo Bancshares, Inc. Investors and security holders of Seacoast and Apollo Bancshares, Inc. are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast's internet website or by contacting Seacoast. Seacoast, Apollo Bancshares, Inc., and their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 3ACQUISITION OF APOLLO BANCSHARES, INC.

Florida's Economic and Population Growth Continues

ECONOMIC STRENGTH SUPPORTS ONE OF THE BEST BANKING MARKETS IN THE UNITED STATES

- Companies and individuals seeking lower taxes, warmer weather, and easy flights back to the Northeast are migrating to Florida
- Florida's population grew 14.6% between 2010 and 2020. Double the rate of overall U.S. population growth *Source: US Census data*
  - At over 21.7 million people in 2021, Florida is the third most populous state *Source: US Census data*
  - Florida ranks #1 in net migration in the U.S. for fifth consecutive year *Source: US Census data*
  - Florida's population grew by over 360,000 in 2020, the equivalent of adding a city larger than Orlando *Source: The Florida Legislature Office of Economic & Demographic Research*
- Major corporations have relocated or announced plans to relocate some or all of their operations to Florida, with Miami a destination for large technology and financial firms, creating sustainable business and population growth and economic tailwinds in South Florida

MANHATTAN INSTITUTE
Enterprise-Friendly Cities: The Case for Miami

Forbes
Forbes: Miami is a top emerging US tech city

REFRESH MIAMI
These financial firms are flocking to the 'Wall Street of the South'

Miami Herald
Miami Mayor Suarez: Tech and finance wave is a 'movement, not a moment'

Bloomberg
Bloomberg Forum Highlights Miami's Growth as a Financial Center

INSIDER
Tech jobs, sun, and no income tax: experts explain why Florida is poised to keep growing even after the pandemic

SOUTH FLORIDA BUSINESS JOURNAL
Microsoft leases 50,000-square-foot office in Brickell

New York
How Miami Seduced Silicon Valley

SOUTH FLORIDA BUSINESS JOURNAL
The Miami Movement fuels Q2 venture capital. South Florida VC rockets 271%, and we've got the top deals

SeacoastBank ACQUISITION OF APOLLO BANCSHARES, INC. 4

Acquisition of Apollo Bancshares, Inc.

EXPANDS SEACOAST'S PRESENCE IN PREMIER BANKING MARKET, AMONG THE FASTEST GROWING IN THE WORLD

90 +YEARS

Strategic Rationale and Transaction Overview

- Acquisition of Apollo Bancshares, Inc. ("Apollo") allows Seacoast Banking Corporation of Florida ("Seacoast" or "SBCF") to expand into Miami-Dade County, filling an important gap in SBCF's branch network and adding a robust banking market with multiple, sustainable economic tailwinds
- Establishes Seacoast in Miami-Dade County with meaningful and manageable scale, adding ~$928M in deposits and ~$665M in loans, a premier local, growth-oriented leadership team and a best-in-class South Florida compliance group
- Over the last four years Seacoast's presence in Miami-Dade County has grown to 1,700 customers, with $400 million in loans and $70 million in deposits
- Apollo solidifies Seacoast as the number four ranked Florida headquartered Bank in the state and a top-10 community bank in Miami-Dade County[1]
  - Miami projected population growth of 3.69% from 2022 to 2027 (3.2% nationally)[2]
  - Miami proj. household income growth of 14.34% from '22 to '27 (12.1% nationally)[2]
- This transaction exemplifies Seacoast's M&A focus on meaningful EPS accretion, consolidation or entry into attractive growth markets, minimal upfront risk from TBV dilution, low concentration risks, and ease of execution that does not distract from organic strategy
- Transaction is accretive to ROATCE and ROATA and helps maintain SBCF's low 50's Efficiency Ratio while completing, and exceeding, the recoup of per share cost related to crossing $10bn of assets

1. Deposit market share data and deposit totals as of June 30, 2021, as per FDIC Summary of Deposits Report; "Community Bank" defined as banks with less than $20 billion in total assets as of most recently reported quarter 2. Source: S&P Capital IQ Pro
3. Seacoast branch map and branch count include recently closed acquisitions of Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp. 4. Financial data as of December 31, 2021; Seacoast data reflects GAAP data; Sabal Palm, Business Bank of Florida, and Apollo data reflects bank-level regulatory data as of December 31, 2021; does not include fair value / purchase accounting adjustments
5. Acquisitions of Sabal Palm and Business Bank of Florida closed on January 3, 2022

Pro Forma Florida Branch Footprint


Ocala
Titusville
Orlando
Tampa
Lakeland
Clearwater
St Petersburg
FLORIDA
Sarasota
Port St. Lucie
Port Charlotte
Cape Coral
Lehigh Acres
West Palm Beach
Fort Lauderdale
Hialeah
Miami

Apollo Bancshares, Inc. (5)
Seacoast Branches (58) [3]

Contribution Analysis [4]

	Seacoast Bank	Sabal Palm Bank [5]	Florida Business Bank [5]	Apollo Bank	Pro Forma
Assets ($M)	9,681	427	189	1,044	11,341
Loans ($M)	5,925	249	124	665	6,963
Deposits ($M)	8,068	396	166	928	9,558
Equity ($M)	1,311	30	22	98	1,461

SeacoastBank ACQUISITION OF APOLLO BANCSHARES, INC. 5

Expands Presence in Miami – Dade County, FL Pro Forma Branch Footprint Apollo’s Strong Operational Branch Network 6ACQUISITION OF APOLLO BANCSHARES, INC. Apollo Bancshares, Inc. (5) Seacoast Branches (58) ¹ Solidify Market Position in Miami-Dade County 1. Seacoast branch map and branch count include recently closed acquisitions of Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp. Note: Branch and deposit data as of June 30th of each respective year Source: S&P Capital IQ Pro Deposit Growth Branch Total Deposits 6-Yr # Opened Street Address City, St 2015 2020 2021 YoY CAGR 1 10/1/2001 1150 S Miami Ave Miami $266,211 $376,918 $469,691 24.6% 9.9% 2 9/16/2002 1255 W 49th St Hialeah 20,354 51,715 53,027 2.5% 17.3% 3 5/30/2012 1826 Ponce De Leon Blvd Coral Gables 18,946 125,152 75,000 (40.1%) 25.8% 4 11/19/2012 8600 NW 17th St Doral 68,349 109,693 129,239 17.8% 11.2% 5 7/28/2010 9851 N Kendall Dr Miami 6,034 54,542 105,815 94.0% 61.2% Total $379,894 $718,020 $832,772 16.0% 14.0% 1 2 3 4 5

Strength of the Miami-Dade County Banking Market

HIGH GROWTH MARKET BENEFITING FROM IN-MIGRATION AND ECONOMIC TAILWINDS

Market Highlights

- Miami-Dade County is the most populous in Florida, with a population of 2,758,636
- Miami's International Airport provides ease of access for international travelers with over 100 airlines and 1,000 direct flights per day
- The city of Miami and the surrounding area has a labor force of 1,304,587, with an unemployment rate of 3.8%
- Miami-Dade County attracts some of the nation's best in a diverse range of industries with over 96,000 companies in the region
- The top industries of Miami-Dade County include health care and social services, retail, and professional, scientific, and technical services
- The work distribution of total employees in Miami-Dade County is 31% blue collar and 68% white collar

Miami, Florida



Major Area Employers

American Airlines

Baptist Health South Florida

Carnival

FPL

Mount Sinai

Miami – Dade County, FL

Market Name:	Miami – Dade County, FL
Total Market Deposits (2021):	$180B
Total Population (2022):	2,758,636
Population Growth (2010-2022):	10.50%
Projected Population Growth (2022-2027):	3.69%
Median Household Income (2022):	$62,500
Projected Household Income Growth (2022-2027):	14.34%

Source: S&P Capital IQ Pro, Miami-Dade Beacon Council

SeacoastBank ACQUISITION OF APOLLO BANCSHARES, INC. 7

Transaction Price Deal Price/Share ⁵ $36.65 Aggregate Deal Value $168M ~2.25 Years TBV Earnback 9.1% 2024 EPS Accretion Key Financial Results (2.5%) TBV Share Accr. / (Dilu.) at Close ~18% Internal Rate of Return 8.0% 2023 EPS Accretion 8 Financially Attractive Transaction With Compelling Pro Forma Financial Impact and Conservative Approach Limiting Downside Risk Apollo Bancshares, Inc. Multiples & Metrics • Financially attractive acquisition: – Modest upfront dilution to TBV per share, earnback of ~2.25 years, and EPS accretion of 8.0% in 2023 – Growth assumptions modelled conservatively and in line with Seacoast’s projections • Conservative transaction assumptions and limited upfront TBV dilution limit risk: – Seacoast conducted thorough loan diligence on Apollo, with conservative CECL modelling using Moody’s downside assumptions driving a pre-tax gross credit mark of 2.40% and a total pre-tax mark on the loan book of 4.78% (including the CECL provision) – Fixed exchange ratio provides market protection: Seacoast’s “pay-to-trade” ratio ² is 93% – Since 1/1/2020, transactions³ have a median “pay-to-trade” ratio of 97% and 100% YTD 2022 – Negligible impact on Seacoast’s capital base, maintaining robust pro forma capital ratios following the transaction, and increasing ROATA and ROATCE • Acquisition allows Seacoast to expand into an attractive new market: – With the transaction, SBCF will be a top-10 community bank in the Miami-Dade County market – Miami benefits from socio- and macro-economic tailwinds, driving an influx of investment and migration that will support economic growth going forward – Provides entrance into high-growth South Florida/Miami market with a top-tier management team and franchise, high-quality compliance pedigree, and manageable overall concentration – Buying rather than building helps SBCF overcome the unique barriers of entry to Miami ACQUISITION OF APOLLO BANCSHARES, INC. Transaction Structure ¹ Price, Multiples & Assumptions⁴ Key Assumptions Cost Savings 39% ⁶ Gross Credit Mark 2.40% Deal Costs $16M Transaction Multiples Price/TBVPS 185% Price/LTM EPS 19.7x P/23E EPS ⁷ + Cost Savings 8.9x • Apollo Bancshares, Inc.’s subsidiary bank, Apollo Bank, is 84.66% owned by Apollo Bancshares and 15.34% owned by a group of minority interest shareholders • To acquire consolidated Apollo Bancshares, Seacoast will issue 4.52 million common shares: ‒ Issue 1.006529x shares of Seacoast stock for each share of Apollo Bancshares, Inc. ‒ Issue 1.195651x shares of Seacoast stock for each share of Apollo Bank owned by the Apollo Bank minority interest shareholders 1. See appendix for additional detail 2. Defined as deal Price Per Share / TBV Per Share divided by trading Price Per Share / TBV Per Share, based on Seacoast’s closing price of $35.48 as of March 28, 2022 3. Includes nationwide U.S. bank and thrift transactions announced since 2020 or YTD 2022 with disclosed deal value greater than $15 million 4. Based on Seacoast’s closing price of $35.48 as of March 28, 2022 5. Deal Price/Share is based on a blended exchange ratio of 1.0328x Seacoast shares 6. Cost savings are 100% realized in 2023 and thereafter 7. Modelled 2023 net income for Apollo

2.2 2.3 3.1 3.5 4.7 5.8 6.7 7.1 8.3 10.3 11.3 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Pro Forma Total Shareholder Returns P R O V E N T R A C K R E C O R D O F S U C C E S S F U L A N D V A L U E - A D D E D I N T E G R A T I O N S M&A Strategy Delivering Consistent Growth and Long-Term Value Creation 9 A s s e ts ( $ B ) 1 2 Year 3 Year 5 Year SBCF 102.2% 35.7% 52.1% 2 ACQUISITION OF APOLLO BANCSHARES, INC. 1. Acquisitions of Sabal Palm Bank and Florida Business Bank closed January 3, 2022 2. Pro forma as of December 31, 2021 does not include fair value / purchase accounting adjustments Note: Total shareholder returns data as of March 28, 2022; Source: S&P Capital IQ Pro 1

Apollo Bancshares, Inc. Transaction Summary 10ACQUISITION OF APOLLO BANCSHARES, INC. Transaction Value • $168.3 million fully diluted, $36.65 per Apollo Bancshares, Inc. common share1 Consideration • Apollo Bancshares, Inc. shareholders will receive 1.006529x shares of Seacoast common stock • Apollo Bank minority interest shareholders will receive 1.195651x shares of Seacoast common stock • Options are rolled over into Seacoast options based on an exchange ratio of 1.006529x Closing • Expected early fourth quarter 2022 Required Approvals • Regulatory authorities • Apollo Bancshares, Inc. and Apollo Bank shareholders Additional Details and Assumptions • Apollo shareholders to own approximately 6.9% of Seacoast following the transaction • Approximately 39% cost savings (100% realized in 2023 and thereafter) • Estimated core deposit intangibles of 1.75% amortized using straight-line method over 6 years • 2.40% / $16.4 million gross pre-tax credit mark on the loan portfolio • Pre-tax negative interest rate mark on securities portfolio of ~$8.2 million, amortized over the expected life of the portfolio. Apollo’s existing AOCI on its balance sheet is included in this interest rate mark • Other rate and fair value marks of a combined net ~$2.8 million of pre-tax purchase accounting marks representing a positive impact on equity at closing 1. Based on Seacoast closing price of $35.48 on March 28, 2022 and based on a blended exchange ratio of 1.0328x Seacoast shares Source: S&P Capital IQ Pro

11 Institution Overview MRQ Bank Level Summary Financial Metrics ($000) Loan and Deposit Composition Retail Footprint Apollo Bancshares, Inc. (5) 1-4 Family 15.0% Multifamily 9.7% Non-Owner Occupied CRE 45.1% Owner Occupied CRE 10.4% C&D 9.4% C&I 8.6% Consumer 1.9% Transaction 49.1% Savings & MMDA 41.3% Retail Time 2.6% Jumbo Time 7.1% ACQUISITION OF APOLLO BANCSHARES, INC. Note: Financial data as of December 31, 2021; charts may not sum to 100% due to rounding Source: S&P Capital IQ Pro Yield on Loans: 4.34% Cost of Deposits: 0.17% NPAs / Assets: 0.37% Loan to Deposit Ratio: 71.66% Net Interest Margin: 3.02% Total Assets: $1,044,185 Gross Loans: $665,052 Total Deposits: $928,065 Tangible Common Equity: $97,645 TCE / TA: 9.36%

12 Transaction Summary: Apollo Bancshares, Inc. ACQUISITION OF APOLLO BANCSHARES, INC. • Natural continuation of Seacoast’s M&A strategy by providing an entry point into Miami with meaningful scale and a premier lending team with deep relationships and experience in the financially attractive market • Expands presence in high-growth South Florida/Miami market with a top-tier management team and franchise, high- quality compliance pedigree, and manageable overall pro forma market concentration • Improves Seacoast’s projected profitability and returns with 8.0% EPS accretion in 2023 • Modest upfront dilution to tangible book value per share, earned back in approximately 2.25 years (crossover method, inclusive of the impact of CECL) • Leverages Seacoast’s proven integration capabilities • Earnings accretion helps Seacoast to more than fully offset the expected costs associated with crossing $10 billion asset threshold

Appendix 13ACQUISITION OF APOLLO BANCSHARES, INC.

Transaction Consideration Detail

Dollars in Millions, Except Per Share Amounts

Seacoast Stock Price as of 03/28/2022	$35.48	[A]
Consideration to Shareholders of Apollo Bancshares, Inc.		
Exchange Ratio to Apollo Bancshares, Inc. Shareholders	1.006529x	[B]
Apollo Bancshares, Inc. Common Shares Outstanding	3,766,412	[C]
Seacoast Shares Issued to Apollo Bancshares, Inc.	3,791,003	[D] = [B] x [C]
Deal Value Per Share to Apollo Bancshares, Inc. Shareholders	**$35.71**	[E] = [A] x [B]
Implied Deal Value to Apollo Bancshares, Inc. Shareholders ($M)	**$134.5**	[F] = [C] x [E]
Consideration to Option and Warrant Holders of Apollo Bancshares, Inc.		
Exchange Ratio to Apollo Bancshares, Inc. Option and Warrant Holders	1.006529x	[B]
Apollo Bancshares, Inc. Options and Warrants	309,601	[G]
Weighted Average Strike Price	$10.00	[H]
Seacoast Options Issued	311,622	[I] = [B] x [G]
Strike Price of Seacoast Options Issued to Apollo Bancshares, Inc.	$9.94	[J] = [H] / [B]
Implied Deal Value to Option and Warrant Holders of Apollo Bancshares, Inc. ($M)	**$8.0**	[K] = ([A] - [J]) x [I]
Total Implied Deal Value to Apollo Bancshares, Inc.	**$142.5**	[L] = [F] + [K]
Consideration to Apollo Bank Minority Interest Shareholders		
Exchange Ratio to Apollo Bank Minority Interest Shareholders	1.195651x	[M]
Apollo Bank Minority Interest Shares	608,635	[N]
Seacoast Shares Issued to Apollo Bancshares, Inc.	727,715	[O] = [M] x [N]
Deal Value Per Share to Apollo Bank Minority Interest Shareholders	**$42.42**	[P] = [A] x [M]
Total Implied Deal Value to Apollo Bank Minority Interest Shareholders ($M)	**$25.8**	[Q] = [N] x [P]
Total Aggregate Deal Value ($M)	**$168.3**	[R] = [L] + [Q]
Total Seacoast Common Shares Issued	**4,518,718**	[S] = [D] + [O]
Implied Blended Exchange Ratio	**1.0328x**	[T] = ([B] x ([C] / ([C] + [N]))) + ([M] x ([N] / ([C] + [N])))
Implied Deal Price Per Share	**$36.65**	[U] = [A] x [T]

SeacoastBank ACQUISITION OF APOLLO BANCSHARES, INC. 14

Gross Credit and CECL Loan Marks • 2.40% / $16.4 million gross pre-tax credit mark on the loan portfolio ‒ $0.2 million pre-tax, or 0.21% mark on PCD loans (0.02% of total gross loans), recorded as ALLL ‒ $16.2 million pre-tax, or 2.68% mark on non-PCD loans (2.38% of total gross loans), recorded as a contra-loan discount; assumed to be accreted through income over 4.0 years • No interest rate mark assumed on the loan portfolio • $16.2 million pre-tax, or 2.76% recorded in provision expense through the income statement, established on Day One on the Apollo’s non-PCD loans (in addition to the non-PCD credit mark above) • 4.78% / $32.6 million total pre-tax mark to Apollo’s loan book; includes 2.68% credit discount mark relating to the non-PCD loans, and 2.40% CECL-related ALLL ‒ $16.2 million of the mark is accreted back through income (mark equal to 2.38% of total gross loans) ‒ $16.4 million of the mark is not accreted back through income (mark equal to 2.40% of total gross loans); recorded as ALLL 15ACQUISITION OF APOLLO BANCSHARES, INC. Loan Portfolio Mark and CECL Assumptions

Steady Loan & Deposit Mix Maintained Post Consolidation

90 +YEARS

Loan Composition

Seacoast Bank | Sabal Palm Bank | Florida Business Bank



$6.3B¹
Loans
Consumer 8.1%
Other 1.8%
1-4 Family 18.5%
Multifamily 3.1%
Non-Owner Occupied CRE 26.4%
Owner Occupied CRE 20.7%
C&D 4.0%
C&I 17.5%

4Q'21 Yield: 4.43%

APOLLO BANK



$665M
Loans
C&I 8.6%
Consumer 1.9%
1-4 Family 15.0%
Multifamily 9.7%
Non-Owner Occupied CRE 45.1%
Owner Occupied CRE 10.4%
C&D 9.4%

4Q'21 Yield: 4.34%

Pro Forma



$7.0B¹
Loans
Consumer 7.5%
Other 1.6%
1-4 Family 18.2%
Multifamily 3.8%
Non-Owner Occupied CRE 28.2%
Owner Occupied CRE 19.7%
C&D 4.5%
C&I 16.6%

4Q'21 Yield: 4.42%

Deposit Composition



$8.6B¹
Deposits
Savings & MMDA 32.0%
Retail Time 2.3%
Jumbo Time 4.6%
Transaction 61.2%

4Q'21 Cost: 0.06%
Noninterest Bearing: 38.3%



$928M
Deposits
Savings & MMDA 41.3%
Retail Time 2.6%
Jumbo Time 7.1%
Transaction 49.1%

4Q'21 Cost: 0.17%
Noninterest Bearing: 40.9%



$9.6B¹
Deposits
Savings & MMDA 32.9%
Retail Time 2.3%
Jumbo Time 4.8%
Transaction 60.0%

4Q'21 Cost: 0.08%
Noninterest Bearing: 38.6%

1. Does not include fair value / purchase accounting adjustments

Note: Data reflects bank-level regulatory data as of December 31, 2021 for Sabal Palm Bank, Florida Business Bank, and Apollo Bank. Data reflects GAAP data as of December 31, 2021 for Seacoast; charts may not sum to 100% due to rounding

Source: S&P Capital IQ Pro

SeacoastBank ACQUISITION OF APOLLO BANCSHARES, INC. 16